UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2006
COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

(Address of principal executive offices) (zip code)

(248) 371-5000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
SIGNATURES

ITEMS 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Compensation of Named Executive Officers
On January 24, 2006, the Compensation Committee (the “Committee”) of the Board of Directors of Comerica Incorporated (“Comerica”) completed its annual performance and compensation review of Comerica’s named executive officers and approved compensation for performance during fiscal year 2005. The following is a description of the compensation arrangements that were approved by the Committee for the named executive officers. All named executive officers are ‘at will’ employees of Comerica who serve at the pleasure of its Board of Directors.
Approval of Fiscal 2006 Base Salaries
The Committee approved the following base salaries, effective January 1, 2006 for the following named executive officers:

Base
Salary
Name and Position	($)
Ralph W. Babb, Jr.
Chairman of the Board, President
and Chief Executive Officer,
Comerica Incorporated and
Comerica Bank	927,025

Joseph J. Buttigieg, III
Vice Chairman,
Comerica Incorporated and
Comerica Bank	627,000

John D. Lewis
Vice Chairman, Comerica
Incorporated and Comerica Bank	580,000

Dennis J. Mooradian
Executive Vice President
Comerica Incorporated and
Comerica Bank	582,000

Mary Constance Beck
Executive Vice President
Comerica Incorporated and
Comerica Bank	560,000

Management Incentive Plan Payments
The Committee approved the following incentive payments pursuant to Comerica’s 2001 Amended and Restated Management Incentive Plan (“Management Incentive Plan”) for performance during fiscal year 2005:

Incentive
Payment
Name and Position	($)
Ralph W. Babb, Jr.
Chairman of the Board, President
and Chief Executive Officer,
Comerica Incorporated and
Comerica Bank	2,205,062

Joseph J. Buttigieg, III
Vice Chairman,
Comerica Incorporated and
Comerica Bank	1,291,675

John D. Lewis
Vice Chairman, Comerica
Incorporated and Comerica Bank	1,238,300

Dennis J. Mooradian
Executive Vice President
Comerica Incorporated and
Comerica Bank	703,203

Mary Constance Beck
Executive Vice President
Comerica Incorporated and
Comerica Bank	618,975

Restricted Stock Awards
The Committee approved an award of restricted stock pursuant to the Amended and Restated Comerica Incorporated 1997 Long-Term Incentive Plan (the “Plan”) based on performance during fiscal year 2005. The restricted stock awards will be granted on February 15, 2006. Unless an award is forfeited prior to vesting, each restricted stock grant award shall be subject to 5 year cliff vesting. The awards are as follows:

Restricted
Stock
Awarded
Name and Position	(#)
Ralph W. Babb, Jr. Chairman of the Board, President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	29,000

Joseph J. Buttigieg, III Vice Chairman, Comerica Incorporated and Comerica Bank	14,000

John D. Lewis Vice Chairman, Comerica Incorporated and Comerica Bank	0

Dennis J. Mooradian Executive Vice President Comerica Incorporated and Comerica Bank	9,000

Mary Constance Beck Executive Vice President Comerica Incorporated and Comerica Bank	9,000

Stock Option Awards
The Committee approved an award of options to purchase shares of Comerica’s common stock pursuant to the Plan based on performance during fiscal year 2005. The exercise price for each option granted under the Plan will equal the fair market value of the shares covered by each option on February 15, 2006, which is the date the options will be granted. These options have a ten year term and become exercisable annually in 25% increments. The awards are as follows:

Number of
Securities
Underlying
Options
Awarded
Name and Position	(#)
Ralph W. Babb, Jr. Chairman of the Board, President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	100,000

Joseph J. Buttigieg, III Vice Chairman, Comerica Incorporated and Comerica Bank	50,000

John D. Lewis Vice Chairman, Comerica Incorporated and Comerica Bank	0

Dennis J. Mooradian Executive Vice President Comerica Incorporated and Comerica Bank	34,000

Mary Constance Beck Executive Vice President Comerica Incorporated and Comerica Bank	34,000

Fiscal Year 2006 Incentive Plan Criteria
Management Incentive Plan Criteria
On January 24, 2006, the Committee reviewed and approved the fiscal year 2006 Management Incentive Plan performance criteria to be applied with respect to Comerica’s named executive officers. Any awards would be payable in 2007. The performance criteria measures actual results for return on equity and earnings per share growth in relation to Comerica’s “peer group”. The actual rank against the “peer group” establishes the award level up to the maximum level established for each named executive officer. Those levels are as follows:

2006
Maximum
Award
Name and Position	Opportunity
Ralph W. Babb, Jr. Chairman of the Board, President and Chief Executive Officer, Comerica Incorporated and Comerica Bank	300% of base salary

Joseph J. Buttigieg, III Vice Chairman, Comerica Incorporated and Comerica Bank	260% of base salary

John D. Lewis Vice Chairman, Comerica Incorporated and Comerica Bank	260% of base salary

Dennis J. Mooradian Executive Vice President Comerica Incorporated and Comerica Bank	175% of base salary

Mary Constance Beck Executive Vice President Comerica Incorporated and Comerica Bank	175% of base salary

Long-Term Incentive Plan Criteria
On January 24, 2006, the Committee reviewed and approved stock option and restricted stock award opportunities under the Plan for fiscal year 2006 to Comerica’s named executive officers. Although performance of Comerica and the individual is taken into consideration when determining award levels, as a result of Comerica’s stock option and restricted stock award opportunities being directly tied to the value of the underlying shares of Comerica’s common stock, the actual value of the these awards will reflect market performance over a sustained period of time defined by the Plan. Stock option awards under the Plan vest over a four year period. Restricted stock awards are subject to five year cliff vesting. According to the terms of the Plan, during any calendar year, no individual may receive more than 350,000 shares of Comerica’s common stock or fifteen percent (15%) of the shares available for grant, whichever is lesser.
The Committee’s objective is to structure Comerica’s executive compensation programs to maximize the deductibility of executive compensation under the Internal Revenue Code. The Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code and would not be deductible.
Comerica expects to file its Proxy Statement for the 2006 Annual Meeting of Shareholders with the Securities and Exchange Commission during April 2006. The 2006 Proxy Statement will include additional information with respect to the compensation arrangements for the named executive officers of Comerica.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By: Name:	/s/ Jon W. Bilstrom Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

January 30, 2006